SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2006 (April 28, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

The Chief Financial Officer of Seneca Gaming Corporation (“SGC”), Annette Smith, resigned as Chief Financial Officer effective as of April 28, 2006. Ms. Smith commenced a medical leave of absence in October 2005. Although Ms. Smith served as SGC’s Chief Financial Officer, Mr. Joseph A. D’Amato has served and continues to serve as SGC’s principal financial and accounting officer.

Ms. Smith has executed and delivered a letter of resignation concerning her voluntary resignation, which letter of resignation has been agreed to and accepted by SGC. Ms. Smith and SGC have also executed a related mutual release of all claims. The letter of resignation and the mutual release of all claims (the “Resignation Documents”) provide for, among other matters, the termination of Ms. Smith’s employment agreement, effective as of April 28, 2006; such termination of employment agreement to be in accordance with the terms of such employment agreement except to the extent otherwise agreed to in the Resignation Documents. Copies of the letter of resignation and the mutual release of all claims are attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 8.01               Other Events.

SGC previously issued three press releases and an article by Seneca Nation of Indians (“Nation”) President Barry E. Snyder, Sr. regarding benefits provided by SGC to the local economy, benefits expected to be provided by the Seneca Buffalo Creek Casino, and SGC’s and the Nation’s commitment to the Seneca Buffalo Creek Casino project and economic development in Buffalo and Western New York. The text of these three press releases and the article, and a forward looking statements safe harbor provision applicable to such releases and article, are attached to this Form 8-K as Exhibit 99.1.

As a separate matter, SGC reports that the architects initially selected for design services with respect to the Seneca Buffalo Creek Casino, Thalden Boyd Architects, have been replaced by SOSH Architects. SOSH Architects and SGC are currently negotiating a definitive agreement.

Item 9.01               Financial Statements and Exhibits.

The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)                                  Exhibits

10.1                           Letter of Resignation and Mutual Release of all Claims, dated as of April 28, 2006, executed by Annette Smith and SGC.

99.1                           Text of three Press Releases and an Article by Nation President Barry E. Snyder, Sr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)
Date: May 4, 2006	/s/ Barry W. Brandon
	Name:	Barry W. Brandon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Letter of Resignation and Mutual Release of all Claims, dated as of April 28, 2006, executed by Annette Smith and SGC.
99.1*	Text of three Press Releases and an Article by Nation President Barry E. Snyder, Sr.

*                    Filed herewith